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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                April 25, 2002
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               (Date of Report: Date of earliest event reported)


                           ALPINE AIR EXPRESS, INC.
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           (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27011               33-0619518
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


                     1177 Alpine Air Way, Provo, Utah 84601
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 373-1508
                                                    --------------

                                NA
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        (Former name or former address, if changed since last report)














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                        ITEM 5. OTHER EVENTS


    Alpine Aviation, Inc., a wholly owned subsidiary of Alpine Air Express, Inc. and the United States Department of Justice have settled the government's lawsuit against Alpine Aviation. Alpine decided to settle this matter for the agreed to amount of $112,800 to avoid possible costly and prolonged litigation.









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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Alpine Air Express, Inc.


                                          By: /s/
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Date: April 25, 2002                         Leslie Hill, Chief Financial
                                             Officer